General	3 Months Ended	12 Months Ended
	Mar. 31, 2020	Dec. 31, 2019
Organization, Consolidation and Presentation of Financial Statements [Abstract]
GENERAL

NOTE 1 - GENERAL

UAS Drone Corp. ("the Company" or "USDR") was incorporated under the laws of the State of Nevada on February 4, 2015. Prior to the Company's formation, the operations were functioning under Unlimited Aerial Systems, LLP ("UAS LLP"). UAS LLP was formed under the laws of the State of Louisiana on August 22, 2014. Effective March 31, 2015, the Company completed a reverse merger with UAS LLP. The reverse merger was accounted for as a reverse capitalization.

On March 9, 2020, the Company closed on the Share Exchange Agreement (as defined hereunder), pursuant to which, Duke Robotics, Inc. ("Duke Inc.") a corporation incorporated under the laws of the state of Delaware, became a majority-owned subsidiary of the Company. Duke Inc. has a wholly-owned subsidiary, Duke Airborne Systems Ltd. ("Duke Israel," and collectively with Duke Inc., "Duke"), which was formed under the laws of the State of Israel in March 2014 and became the sole subsidiary of Duke after its incorporation.

The Company (collectively with Duke, the "Group") is a robotics company dedicated to the development of an advanced robotics stabilization system that enables remote, real-time, pinpoint accurate firing of small arms and light weapons.

Merger Transaction

On March 4, 2020, USDR entered into a Share Exchange Agreement with Duke Inc., and certain shareholders of Duke Inc. who executed and delivered the Share Exchange Agreement (the "Share Exchange Agreement"), pursuant to which Duke Inc. became a majority-owned subsidiary of USDR (the "Share Exchange"). The Share Exchange closed on March 9, 2020. Such closing date is referred to as the "Effective Time".

Before entering into the Share Exchange Agreement: (i) Duke entered into debt cancellation letters (the "Debt Cancellation Letters") with each of its Stockholders with regard to the Stockholders Loans. Pursuant to the Debt Cancellation Letters, 842,135 shares of the Duke Inc. common stock (1,046,016 shares post Exchange Ratio) were issued in exchange for the cancellation of $623 in debt, leaving $280 of outstanding Stockholders Loans. These Stockholders Loans, including interest (which shall bear an annual fixed interest rate of 3% as of January 1, 2020), shall be repaid at the date upon which the Company raises at least $15 million and has achieved earnings before interest, tax, depreciation and amortization of $3 million, but not before the three year anniversary of the Effective Time and the full repayment of the amounts outstanding under certain convertible loan agreements in the aggregate amount of $965 (each, a "Convertible Loan Agreement ") (see Note 3B) entered into at the Effective Time, unless such repayment is otherwise waived by the parties to the Investors' Loan; (ii) A loans made from Duke to an executive officer and a former executive officer, who are also stockholders were extinguished in connection with the Debt Cancellation Letters; (iii) Duke issued a consultant 1,146,005 shares of the Duke Inc. common stock (1,423,453 shares post Exchange Ratio), at par value, regarding services rendered to Duke Inc. The fair value of the shares issued was estimated at $429 and were recorded to share based compensation expenses.; and (iv) a convertible loan agreement in amount of $400 bearing an annual interest rate of 6%, including accumulated interest in amount of $48, was converted into 700,000 shares of Duke Inc. common stock (869,470 shares post Exchange Ratio).

In conjunction with the consummation of the Share Exchange, and as a condition thereof, the USDR entered into the agreements listed below.

(i)	Convertible Loan Agreements, on the same terms, in the aggregated amount of $965 with several investors. The term of each Investor's Loan is for 12 month and each such agreement bears annual interest of 15%, and at the discretion of USDR, the term of the Investors' Loans can be extended for an additional 12 month period. The investors will have the option to convert the respective unpaid balance of their Investor's Loan into shares of USDR's common stock based on the lower of the following valuations: (i) the lowest effective price per share set in connection with any funds raised by USDR during the six months following the Share Exchange; (ii) 80% of the lowest effective price per share set in connection with any funds raise by USDR at any time subsequent to six months following the Share Exchange until such time as the Investors' Loans are fully repaid; (iii) a price per share reflecting a post-money valuation of USDR of $15 million following the next investment in USDR following closing; or (iv) if at any time following the 6 month anniversary of the closing of the Share Exchange and until such time as the Investors' Loans are fully repaid, USDR sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues any common stock entitling any person to acquire shares of common stock at an effective price per share that is lower than $0.374.
(ii)	In addition, before entering into the Share Exchange the parties to certain consulting agreements agreed to exchange their contractual right to receive options in Duke for options to be granted by USDR following the Effective Time, subject to the terms and conditions of a stock incentive plan, to be adopted by the Board of Directors of USDR.
(iii)	Securities exchange agreements with outstanding debt holders of USDR, Alpha Capital Anstalt ("Alpha") and GreenBlock Capital LLC ("GBC") to respectively cancel existing debentures or debt in the total amount of $658 and in exchange issue new debentures in the aggregate amount of $400 and issue 698,755 and 65,198 shares of common stock to each of Alpha and GBC, respectively (the "New Debentures"). The New Debentures mature three years from the Effective Date, bear interest at a rate of 8% per year and are only convertible into shares of the Company's common stock, at an original conversion price of $0.3740 (the "Original Conversion Price"); provided, however, that such Original Conversion Price shall be adjusted downward in the event that USDR, as applicable, sells or grants any options to purchase or sells or grants any right to reprice, or otherwise dispose or issues any common stock or common stock equivalents entitling any purchaser to acquire shares of the Company's common stock at an effective price per share that is lower than the Original Conversion Price (such issuance, a "Dilutive Event"). In the event of a Dilutive Event at any time from the Effective Time through the six (6) month anniversary of the Effective Time, any such adjustment shall occur immediately after the completion of such period.
(iv)	Several Securities Exchange Agreements, on the same terms, to exchange a Promissory Note having a total principal amount of $35 bearing interest if 6% per annum, for 9,623,621 shares of Company's common stock.
(v)	A Registration Rights Agreement with GBC, Alpha, the Primary Lenders (as defined below) and certain Duke shareholders. The deemed beneficial owners of the common stock, or other securities, issuable under parties to the Convertible Loan Agreements and the Note Conversion are identical and, as such, the Company refer to these parties as the "Primary Lenders."
(vi)	The Company's CEO's outstanding accrued pay of $32 as well as the 25,000 options he held at the end of 2019, were converted into 45,968 shares of the post-transaction Company.

Pursuant to the terms of the Share Exchange Agreement, at the Effective Time, the Company issued an aggregate of 28,469,065 shares of its common stock to the Duke Inc. stockholders in exchange for 22,920,107 shares of Duke's Inc. issued and outstanding shares of common stock, representing approximately 99% of Duke's Inc. issued and outstanding shares of common stock. Accordingly, each outstanding share of Duke Inc. common stock was exchanged for the right to receive 1.2421 shares of the Company's common stock (the "Exchange Ratio"). Of the shares of Duke Inc. common stock that were exchanged for shares of the Company's common stock, 51,410 (representing 63,856 shares of the Company's common stock post-Share Exchange) shall be issued but remain in escrow until the Company completes the Short-Form Merger (as defined hereunder), pursuant to which, such shares will be issued to their respective holders. These Duke stockholders not receiving shares of the Company's common stock in exchange for their shares of Duke common stock at the Effective Time are referred to as the Non-Participating Duke Holders.

As such, at the Effective Time, the Duke stockholders owned an equivalent of approximately 71% of the Company's common stock. After giving effect to the Share Exchange, Duke became a subsidiary of the Company. Following the Share Exchange, the Company adopted the business plan of Duke.

The transaction was accounted for as a reverse asset acquisition in accordance with generally accepted accounting principles in the United States of America ("GAAP"). Under this method of accounting, Duke was deemed to be the accounting acquirer for financial reporting purposes. This determination was primarily based on the facts that, immediately following the Merger: (i) Duke's stockholders owned a substantial majority of the voting rights in the combined company, (ii) Duke designated a majority of the members of the initial board of directors of the combined company, and (iii) Duke's senior management holds all key positions in the senior management of the combined company. As a result of the Recapitalization Transaction, the shareholders of Duke received the largest ownership interest in the Company, and Duke was determined to be the "accounting acquirer" in the Recapitalization Transaction. As a result, the historical financial statements of the Company were replaced with the historical financial statements of Duke. The number of shares prior to the reverse capitalization have been retroactively adjusted based on the equivalent number of shares received by the accounting acquirer in the Recapitalization Transaction.

In December 2019, a novel strain of coronavirus, COVID-19, was identified in Wuhan, China. This virus continues to spread globally and, as of May 2020, has spread to over 180 countries, including the United States and Israel. The spread of COVID-19 from China to other countries has resulted in the World Health Organization declaring the outbreak of COVID-19 as a "pandemic," or a worldwide spread of a new disease, on March 11, 2020. Many countries around the world have imposed quarantines and restrictions on travel and mass gatherings to slow the spread of the virus. On March 10, 2020, the Government of Israel announced that effective Thursday, March 12, 2020, at 20:00 (Israel time) foreign travelers arriving from any country will be required to remain in home quarantine until 14 days have passed since the date of entry into Israel; non-Israeli residents will be required to prove they have the means to self-quarantine before being allowed entry into Israel and, in addition, non-Israeli residents or citizens traveling from certain countries may be denied entry into Israel. In addition, the Ministry of Health in the State of Israel issued guidelines on March 11, 2020 recommending people avoid gatherings in one space and providing that no gathering of more than 100 people should be held under any circumstances. Employers (including us) are also required to prepare and increase as much as possible the capacity and arrangement for employees to work remotely. In addition, on March 11, 2020, the President of the United States issued a proclamation to restrict travel to the United States from foreign nationals who have recently been in certain European countries. The spread of an infectious disease, including COVID-19, may also result in the inability of Company's manufacturers to deliver components or finished products on a timely basis and may also result in the inability of Company's suppliers to deliver the parts required by Company's manufacturers to complete manufacturing of components or finished products. In addition, governments may divert spending from other budgeted resources as they seek to reduce and/or stop the spread of an infectious disease, such as COVID-19. Such events may result in a period of business and manufacturing disruption, and in reduced operations, any of which could materially affect the Company's business, financial condition and results of operations. The extent to which COVID-19 impacts the Company's business will depend on future developments, which are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity of COVID-19 and the actions to contain COVID-19 or treat its impact, among others.

Going Concern

Since inception, the Group has devoted substantially all its efforts to research and development. The Group is still in its development stage and the extent of the Group's future operating losses and the timing of becoming profitable, if ever, are uncertain. As of March 31, 2020, the Group had $625 in cash and cash equivalents, net losses of $691, accumulated deficit of $4,454, and a negative working capital of $575.

The Group will need to secure additional capital in the future in order to meet its anticipated liquidity needs primarily through the sale of additional Common Stock or other equity securities and/or debt financing. Funds from these sources may not be available to the Group on acceptable terms, if at all, and the Group cannot give assurance that it will be successful in securing such additional capital.

These conditions raise substantial doubt about the Company's ability to continue to operate as a "going concern." The Company's ability to continue operating as a going concern is dependent on several factors, among them is the ability to raise sufficient additional funding.

The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 1 – GENERAL

UAS Drone Corp. ("the Company") was incorporated under the laws of the State of Nevada on February 4, 2015. The Company began limited operations on February 11, 2015. Prior to the Company's formation, the operations were functioning under Unlimited Aerial Systems, LLP ("UAS LLP"). UAS LLP was formed under the laws of the State of Louisiana on August 22, 2014. Effective March 31, 2015, the Company completed a reverse merger with UAS LLP. The reverse merger was accounted for as a reverse capitalization.

On March 9, 2020, the Company closed on the Share Exchange Agreement, pursuant to which Duke became a majority-owned subsidiary of the Company. Duke has a wholly-owned subsidiary, Duke Airborne Systems Ltd. ("Duke Israel"), which was formed under the laws of the State of Israel in March 2014 and became the sole subsidiary of Duke after its incorporation (see Note 7A below).

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company recognized $0 of revenue in 2019 and net losses for the years ended December 31, 2019 and 2018. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The Company's continuation as a going concern is dependent on its ability to meet its obligations, to obtain additional financing as may be required and ultimately to attain profitability. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Management is planning to raise additional funds through debt or equity offerings. There is no guarantee that the Company will be successful in these efforts.